VKSC                                  For additional information contact:
                                      G.S. Donovan (630) 789-4900




            VISKASE COMPANIES, INC. ANNOUNCES 2004 FINANCIAL RESULTS
                                 CONFERENCE CALL

WILLOWBROOK, ILLINOIS, April 6, 2005 - Viskase Companies, Inc. (VKSC) today announced that it will hold a conference call at 4:30 p.m. Eastern Time Thursday, April 7, 2005. The dial-in number is 800-366-3908. The replay number is 800-405-2236; passcode for the replay number is 11028066#.

Viskase Companies, Inc. has its major interests in food packaging. Principal products manufactured are cellulosic and nylon casings used in the preparation and packaging of processed meat products.

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